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EXHIBIT 10.2

RESTRICTED STOCK AWARD

The Compensation

and Human

Resources Committee

(the “Committee”)

of the

Board of

Directors of

Quaker Houghton

(“the
Company”) has approved the

award (the “Award”) to First Name

Last Name (the “Grantee”),

of XXX shares of

$1.00 par value Common
Stock of

the Company

as a Restricted

Stock Award

under the

Quaker Houghton

2016 Long

-Term Performance

Incentive Plan

(the
“Plan”).

Subject to Grantee’s

acceptance of the terms and conditions

of this Award

set forth in this agreement (the

“Agreement”), this
Award

is effective as of MM DD, YYYY (the “Effective

Date”).

Except as provided herein and in the Plan, shares of Restricted Stock subject to this Award will vest in a single installment on MM DD,
YYYY (the “Vesting

Date”) (the period from the Effective

Date to the Vesting

Date, the “Restriction Period”).
The terms and conditions

of this Award

are governed by this Agreement

and the Plan.

Unless otherwise defined herein,

terms used in
this Agreement have the meanings assigned to them in the Plan.

In the event of any inconsistency between the terms of this Agreement and the terms of the Plan, the terms of

the Plan shall govern.
1.

As soon as practicable after the Effective Date of this Award, the Company will transfer the number of shares of Common
Stock designated in this Award

into a book entry account, opened

in Grantee’s name with

the Company’s transfer

agent.

2.

Shares of Restricted Stock transferred under

paragraph 1 are subject to

certain restrictions for so long

as such shares remain
unvested and

subject to

a risk

of forfeiture.

Shares of

Restricted Stock

that have

not fully

vested under

the vesting
provisions described herein, notwithstanding Grantee’s right to vote such stock and receive dividends thereon, may not be sold, assigned, transferred,

exchanged, pledged, hypoth

ecated or otherwise encumbered.

Grantee may,

however, grant

to
another person a revocable proxy

to vote unvested shares of Restricted Stock at

a Company stockholders’ meeting.

3.

Grantee (or Grantee’s

beneficiary) will have full voting

rights with respect to shares of

Restricted Stock granted pursuant
to this Award.

4.

Grantee will be entitled to receive cash dividends on shares of Restricted Stock payable to shareholders of record after the
Effective Date (unless and until such Restricted Stock

is forfeited).

Cash dividends paid on unvested shares of Restricted
Stock will be

treated as ordinary

compensation and are

subject to withholding.

Any stock dividends

(or other non

-cash
dividends) on shares of Restricted Stock will be

subject to the same restrictions as the Restricted Stock.

5.

Under the Plan, unvested shares

of Restricted Stock will be forfeited

immediately after Grantee’s

Termination

of Service
with the Company and its subsidiaries, unless such termination is due to death or Total Disability or on or after attainment of age 60, in which

case the restrictions will

lapse on the date

of termination on a

pro rata basis (based

on the number of
full months of active service with the Company

or a subsidiary during the Restriction Period over

the total number of full
months in the Restriction

Period).

Restrictions will also lapse

prior to the vesting

date set forth abo

ve upon a Change

in
Control which occurs before Grantee’s

Termination

of Service.

Quaker Chemical Corporation
A Quaker Houghton Company
901 E. Hector Street
Conshohocken, PA 19428-2380
T: 610.832.4000
quakerhoughton.com.

6.

Subject to satisfaction of any tax withholding

obligation as described below,

shares of Restricted Stock that are no

longer
subject to forfeiture will be deposited to Grantee’s stock plan account with the Plan’s third-party

administrator, as soon as
practicable after the date

on which they irrevocably

vest.

Upon the vesting of

shares of Restricted Stock,

the prohibition
against the sale

or transfer of

such shares will

be lifted and

such shares may

be treated as

any other shares

of Common
Stock of the

Company owned by

Grantee,

subject to the

Company’s stock

ownership guidelines and

any restrictions on
transfer that may be applicable

under Federal securities laws or

the Company’s

Insider Trading Policy.

Delivery of such
shares of Restricted Stock to Grantee or to Grantee’s beneficiary upon vesting will be subject to withholding by the Plan’s third-party administrator

of amounts sufficient

to cover the

applicable withholding

obligations,

unless Grantee elects

to
make a payment to the Company or to the Plan’s

third-party administrator.

In the event that any required tax withholding
upon the settlement of such

Awards

exceeds Grantee’s other compensation due from the

Company, Grantee agrees

to remit
to the Company,

as a condition

to the settlement

of such

Awards,

such additional

amounts in

cash as are

necessary to
satisfy such required withholding.

Any and all withholding obligations

may be settled with shares of Common Stock.

7.

Nothing in the Plan or

this Agreement will be construed

as creating any right in

the Grantee to continued

employment or
service,

or as altering or amending the existing

terms and conditions of the Grantee’s

employment or service.

8.

All notices required to

be given hereunder shall be

mailed by registered or

certified mail to the Company

to the attention
of its Secretary,

at 901 E.

Hector Street, Conshohocken,

Pennsylvania 19428,

and to Grantee

at Grantee’s

address as it
appears on the Company’s books and records unless either of said parties has duly notified the other

in writing of a change
in address.

9.

To the extent not preempted

by Federal law, this Agreement

shall be construed, administered and governed in all respects under and by the laws of the Commonwealth

of Pennsylvania, without giving effect

to its conflict of laws principles.

10.

This Agreement contains all the understandings

between the parties hereto pertaining to the matter

referred to herein, and
supersedes all

undertakings and

agreements, whether

oral or

in writing,

previously entered

into by

them with

respect
thereto.

Grantee represents

that, in executing this Agreement, Grantee has not relied upon any representation or statement not set forth herein made by the

Company with regard to the subject matter

of this Agreement.

QUAKER HOUGHTON

BY:

Michael F. Barry

Grantee represents that Grantee is familiar with the terms and provisions of the Plan, and hereby accepts this Award subject to
the terms and

provisions of the Plan

insofar as they

relate to Restricted Stock

granted thereunder.

Grantee agrees hereby

to accept as
binding, conclusive, and final all decisions or interpretations of the Committee upon any questions arising under

the Plan or this Grant.

Grantee authorizes the

Company to withhold

in accordance with applicable

law from any

compensation payable to

Grantee any taxes
required to be withheld by Federal, state, or local law as a result of the vesting of this Award.

Grantee represents that, in executing this
Agreement, Grantee has

not relied upon

any representation or

statement not set

forth herein made

by the Company

with regard to

the
subject matter of this Agreement.

By:

First Name Last Name